Exhibit 10.37(j)

AMENDMENT No. 10 TO PURCHASE AGREEMENT DCT-054/98

This Amendment No. 10 ("Amendment 10") dated as of November 17, 2000 is between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and Continental Express, Inc. ("BUYER" ), collectively hereinafter referred to as the "PARTIES", and relates to Purchase Agreement No. DCT-054/98 dated December 23, 1998, as amended from time to time (together with its Attachments, the Amendments to Purchase Agreement and Letter Agreements, the EMB-135 Purchase Agreement") for the purchase of up to fifty (50) new EMB-135 aircraft (the "AIRCRAFT").

This Amendment 10 sets forth the further agreement between EMBRAER and BUYER relative to the delivery dates for the TWENTY-FIRST (21ST) through TWENTY-SEVENTH (27TH) AIRCRAFT. All terms defined in the EMB-135 Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 10 and the EMB-135 Purchase Agreement, this Amendment 10 shall control.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, EMBRAER and BUYER hereby agree as follows:

  Item " a " of Article 5 - DELIVERY, of the EMB-135 Purchase Agreement, is hereby amended to read in its entirely as follows:

AIRCRAFT: Subject to payment in accordance with Article 4 hereof and compliance with the conditions of this Agreement, the AIRCRAFT shall be made available for delivery by EMBRAER to BUYER in F.A.F. (Fly Away Factory) condition, at São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft	Aircraft Contractual Delivery Dates	Aircraft	Aircraft Contractual Delivery Dates
1st	July 1999	26th	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COM- MISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2nd	August 1999	27th
3rd	September 1999	28th
4th	October 1999	29th
5th	November 1999	30th
6th	December 1999	31st
7th	January 2000	32nd
8th	February 2000	33rd
9th	March 2000	34th
10th	April 2000	35th
11th	May 2000	36th
12th	June 2000	37th
13th	July 2000	38th
14th	August 2000	39th
15th	September 2000	40th
16th	October 2000	41st
17th	October 2000	42nd
18th	November 2000	43rd
19th	January 2001	44th
20th	January 2001	45th
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. All other terms and conditions of the EMB-135 Purchase Agreement, which are not specifically amended by this Amendment 10, shall remain in full force and effect without any change.

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment 10 to the EMB-135 Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira CONTINENTAL EXPRESS, INC.

de Aeronautica S.A.

By : /s/ Frederico Fleury Curado By : /s/ Frederick S. Cromer

Name : Frederico Fleury Curado Name : Frederick S. Cromer

Title : Executive Vice President Title : VP & CFO

Airline Market

By : /s/ Flavio Rivoli

Name : Flavio Rivoli

Title : Director of Contracts

Date: Nov. 17, 2000 Date: 11/10/00

Place : S. J. Campos - Brazil Place : Houston, TX

Witness: /s/ Jose Luis P. Molina Witness: /s/ Amy K. Sedano

Name : Jose Luis P. Molina Name : Amy K. Sedano